                      Financial Review--April-December 1999
                 Preliminary Results vs. Plan ($ in thousands)



                                                    Preliminary
                                    Plan              Results
                                 ----------         -----------
Net Sales                        $1,620,622          $1,630,015
Gross Margin In                  $  544,987          $  541,993
Gross Margin Out                 $  414,749          $  425,694
S, G & A
   Employment                       222,750             236,695
   Net advertising                   88,028              81,477
   Other S, G & A                    68,980              57,909
                                 ----------          ----------
EBITDAR net of bonus             $   34,990          $   49,613
Incentive bonus expense               7,902              14,803
                                 ----------          ----------
Gross EBITDAR                    $   42,892          $   64,416

                        December 1999 Variances to Plan


JEWELRY

Sales Variance................     5.7%
Margin Variance...............     6.8%
Ending Inventory..............     2.9%


HARDLINES

Sales Variance................     3.9%
Margin Variance...............     1.3%
Ending Inventory..............    -5.2%


TOTAL

Sales Variance................     4.6%
Margin Variance...............     4.4%
Ending Inventory..............    -2.5%

                         Financial Review--Flash Report
               Continuing Operations Perpetual Inventory--Actual
                            vs. Plan ($ in millions)


           June      July      August    September    October   November    December
          -------   -------    -------   ---------    -------   --------    --------
Plan      526.198   557.944    595.931    670.771     791.192   824.995     592.886
Actual    497.188   522.072    583.743    667.264     786.66    822.978     577.877

                         Financial Review--Flash Report
               Continuing Operations Sales, Accounts Payable and
                      Perpetual Inventory--($ in millions)


                           Apr        May        Jun        Jul       Aug        Sep         Oct        Nov        Dec
                         -------    -------    -------    -------   -------     -------    -------   --------    -------
Continuing Sales         112.669    150.483    167.049    101.171    110.16     153.235    121.696    207.74     505.538
Accounts Payable           9.504     12.925     26.435     46.543     62.14     112.833    112.781   102.016       69.33
Perpetual Inventory      593.068     549.98    497.188    522.072   583.743     667.264     786.66   822.978     577.877

                         Financial Review--Flash Results
                    Key Items Out-of-Stock % with In-Transit



                          Jan     Feb        Mar      Apr        May       Jun      Jul       Aug       Sep       Oct      Nov
                         -----   ------     -----    -----      -----     -----    -----     ------    ------    ------   ------
Hardlines                13.9    11.6       18.1      8.5        8.3       8.2      5.2       6.05      3.5       1.79    02.51
Jewelry                  07.3     0.46       6.6      3.0        1.9       1.8      1.7       0.94      0.59      0.5     00.75
Total                    10.3     8.00      14.1      5.7        5.0       4.5      3.2       3.61      2.1       1.19    01.70

                      Financial Review--Flash December 1999
                    Quarterly Continuing EBITDAR Improvement
                                  ($ in 000's)


              Q1 1999 vs. Q1 1998       Q2 1999 vs. Q2 1998           Q3 1999 vs. Q3 1998            Q4 1999 vs. Q4 1998
              -------------------       -------------------           -------------------            -------------------
($ in 000's)             ($14,208)                  ($1,442)                       $2,068                        $21,163


   [New management team; Voluntary Bankruptcy Petitions filed in March 1999]

                      Financial Review--Daily Availability
                     Borrowing Base Summary ($ in millions)


                        18-Oct    19-Oct   20-Oct   21-Oct   22-Oct   25-Oct   26-Oct   27-Oct   28-Oct   29-Oct    1-Nov    2-Nov
                        -------  -------  -------  -------  -------  -------  -------  -------   ------   -------  -------  -------
Borrowing Base          644.012  644.012  644.012  644.012   665.78   665.78   665.78   665.78   680.986  680.986  680.986  680.986
Availability            198.767  185.992  179.717   175.93  184.584  181.863  178.945  175.707   180.704  166.485  163.399  157.973
Extensions of Credit    445.245   458.02  464.295  468.082  481.196  483.917  486.835  490.073   500.282  514.501  517.587  523.013

                         3-Nov   4-Nov     5-Nov   8-Nov     9-Nov    10-Nov   12-Nov   15-Nov   16-Nov   17-Nov   18-Nov   19-Nov
                        -------  -------  -------  -------   ------   ------   ------   ------   ------   -------  -------  -------
Borrowing Base          680.986  680.986  701.094  701.094  701.094   701.094  729.125  729.125  729.125  729.125  729.125  743.369
Availability            154.335  149.442  159.416  154.437  154.688   149.282  172.879   175.05   171.63  173.807  169.734  169.347
Extensions of Credit    526.651  531.544  541.678  546.657  546.406   551.812  556.246  554.075  557.495  555.318  559.391  574.022

                        22-Nov   23-Nov   24-Nov   26-Nov    29-Nov   30-Nov   1-Dec    2-Dec    3-Dec    6-Dec    7-Dec    8-Dec
                        -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------  -------
Borrowing Base          743.369  743.369  743.369  748.833   748.833  748.833  748.833      750      750      750      750      750
Availability            173.639    172.9  172.456  180.399   197.916  200.996  201.202  202.616  229.493  250.526  249.188  269.443
Extensions of Credit     569.73  570.469  570.913  568.434   550.917  547.837  547.631  547.384  520.507  499.474  500.812  480.557


                        9-Dec    10-Dec    13-Dec  14-Dec   15-Dec   16-Dec   17-Dec   20-Dec   21-Dec   22-Dec   23-Dec   24-Dec
                        -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------  -------
Borrowing Base          724.605  724.605  724.605  724.605   724.605  724.605  659.875  659.875  659.875  659.875  659.875  627.197
Availability            238.681  256.866  277.592  302.709   319.827   333.81  277.499  296.568   315.12  347.064  363.703  344.643
Extensions of Credit    485.924  467.739  447.013  421.896    404.78  390.795  382.376  363.307  344.755  312.811  296.172  282.554


                        27-Dec   28-Dec   29-Dec   30-Dec    31-Dec
                        -------  -------  -------  -------   -------
Borrowing Base          627.197  627.197  627.197  627.197   546.767
Availability            374.103  389.317  402.173  403.948   324.906
Extensions of Credit    253.094   237.88  225.024  223.249   221.861

              [Minimum Availability was $149.3 million on 11/10/99;
                Peak Borrowings were $574.0 million on 11/19/99;
              Maximum Availability was $403.9 million on 12/30/99]

                      Net Changes in Assets and Liabilities
                Monthly and Cumulative Net Changes ($ in 000's)



                                                       Jan & Feb      Mar       Apr     May     Jun      Jul      Aug      Sep
                                                       ---------    -------   ------  ------  -------  -------  -------  -------
Plan                                                     -55699     -112785   -58466  -15030   -25278   -23814   -12734   -22072
Preliminary Results                                      -55698     -112785   -58466  -15030   -27107    -9024     6940     4508
Cumulative Plan April through December                                        -58466  -73496   -98774  -122588  -135322  -157394
Cumulative Preliminary Results April through December                         -58466  -73496  -100603  -109627  -102687   -98179


                                                               Oct       Nov       Dec
                                                             -------   -------   -------
Plan                                                          -22319    -10475     49075
Preliminary Results                                           -20143     -9357     57913
Cumulative Plan April through December                       -179713   -190188   -141113
Cumulative Preliminary Results April through December        -118322   -127679    -69759


      [New management team; Voluntary Bankruptcy Petitions filed March 1999]

                     Preliminary Results vs. Plan Cash Flow
                    April through December ($ in thousands)


                      Net Changes in Assets and Liabilities                 Cash Generated from Working Capital Management
                      -------------------------------------                 ----------------------------------------------
Plan                                                -141171                                                         268904
Preliminary Results                                  -69759                                                         304479
Variance                                              71412                                                          35575

                      Cash Generated from Disposition of Fixed Assets       Reduction in Liabilities
                      -----------------------------------------------       ------------------------
Plan                                                              111                         137217
Preliminary Results                                             70518                         295632
Variance                                                        70407                         158415

                     Preliminary Results vs. Plan Cash Flow

                                 (in thousands)


                                                     Preliminary
                                                       Results                Plan              Variance
                                                     -----------           ---------           ---------
Net Changes in Assets and Liabilities                  $ (69,759)          $(141,171)          $  71,412
Depreciation and amortization                             30,330              36,991              (6,661)
Book (gains) losses on sales of assets                   (22,553)              4,814             (27,367)
                                                       ---------           ---------           ---------
    CASH FROM EARNINGS                                   (61,981)            (99,366)             37,385

Reduction in Inventory                                    86,214             140,639             (54,425)
Reduction in Prepaid Expenses & Other Assets              48,504              49,912              (1,408)
Reduction in Accounts Receivable                          18,424                 139              18,285
Reduction in Cash                                         19,365              27,443              (8,078)
Increase in Trade Payables                                60,247               6,818              53,429
Increase in Expense Payables                              32,031               9,037              22,994
Increase in Accrued Expenses                              39,695              34,916               4,779
                                                       ---------           ---------           ---------
    CASH GENERATED FROM
    WORKING CAPITAL MANAGEMENT                           304,479             268,904              35,575

    CASH GENERATED FROM FIXED ASSETS SALES                70,518                 111              70,407

Reduction in Bank Debt                                   162,638             105,179              57,459
Adequate protection payments                              36,298                 629              35,669
Retirement of IRBs                                        21,600              21,600                   0
Amortization of capitalized leases                        15,227               4,124              11,103
Reduction in other pre-petition liabilities               59,869               5,685              54,184
                                                       ---------           ---------           ---------
    REDUCTION OF LIABILITIES                             295,632             137,217             158,415

    CAPITAL EXPENDITURES AND OTHER ITEMS, NET            (17,384)            (32,432)             15,048
                                                       ---------           ---------           ---------
CHANGES IN CASH MINUS CHANGES IN LIABILITIES           $       0           $       0           $       0

                       Composition of Preliminary Results
                         April-December ($ in thousands)


                                                    Restructuring
                                         Non-          charges &                                    Depreciation
                       Continuing     continuing    reorganization    Professional    Retention         and         Interest
                         EBITDAR       EBITDAR          costs              fees        payments     amortization     expense
                       ----------     ----------    --------------    ------------    ---------     ------------    --------
Plan                      34994         -50971          -13859           -20500          -9650          -36994        -39381
Preliminary Results       49613         -33327           -7775           -15419          -9650          -30330        -39732



                                           Cumulative
                              Gains        effect of
                           (losses on)     accounting
                         sales of assets     change        Net income
                         ---------------   ----------      ----------
Plan                          -4814              0          -141171
Preliminary Results           22553          -6566           -69759
